UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 810-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	None	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2024, the Board of Directors (the “Board”) of Navient Corporation (the “Company”) approved certain changes to the Company’s leadership team, following the successful sale of the Company’s healthcare services business in September 2024 and in connection with substantial progress made on its previously announced strategic actions.

Effective October 11, 2024, Troy Standish, the Company’s Executive Vice President, Asset Management and Business Processing Operations, expanded his responsibilities by assuming the title of Executive Vice President & Chief Operating Officer.  Mr. Standish’s responsibilities include overseeing the Company’s operations, the Company’s business processing solutions business, and the Company’s outsourced student loan servicing relationships. Mr. Standish will also continue to play a lead role in the execution of the Company’s strategic actions.  Also as part of these leadership team changes, John Kane, the Company’s Group President, Business Processing Solutions, will depart the Company at the end of 2024.

Mr. Standish, age 50, joined Sallie Mae in 2000.  For more than 20 years, he has held various operational leadership roles throughout the Company, including most recently managing loan operations for the Company’s student loan portfolio and overseeing business processing operations as Executive Vice President, Asset Management and Business Processing Operations since April 2024.  Mr. Standish is an active volunteer in the greater Wilkes-Barre, Pennsylvania, area.  He serves as a Commissioner on the Pennsylvania Early Learning Investment Commission, a partnership of business leaders dedicated to making the success of every child in Pennsylvania a top priority. He has served as Chair of the Board of both the United Way of Wyoming Valley and the Greater Wilkes-Barre Chamber of Business and Industry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

	By:	/s/ Matthew Sheldon
		Name:	Matthew Sheldon
		Title:	Senior Vice President & General Counsel

Date: October 15, 2024